THE MANAGERS FUNDS

           Supplement dated June 12, 2002
           to the Prospectus and Statement
              of Additional Information
                 dated May 1, 2002


Effective August 15, 2002, the following information supersedes anything to the contrary contained in the Prospectus and Statement of Additional Information solely with respect to the following Fund:

MANAGERS GLOBAL BOND FUND (THE "FUND")

OBJECTIVE
The Fund's objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, supranational organizations such as the World Bank and the United Nations. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the asset manager to be of comparable quality.



June 12, 2002